SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 8, 2004
                                                         (October 5, 2004)

                              Market Central, Inc.

          Delaware                       0-22969                 59-3562953
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File ID No.)    (IRS Employer No.)
      of incorporation)

                              1650A Gum Branch Road
                             Jacksonville, NC 28540
                    (Address of principal executive offices)

                                 (910) 478-0097
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On October 5, 2004, Market Central, Inc. issued a press release announcing that it had entered into a development, support and license agreement with Ariel Way, Inc., a Virginia-based telecommunications and technology company. Under the terms of the agreement, Ariel Way may license, market, and sell Market Central software technologies to include both the SNAP(TM) Web Conferencing and the Convey OnDemand(TM) Professional Edition. Market Central also will provide business development and strategic support services to Ariel Way related to telecommunications and technology M&A, marketing and technology activities, as well as strategic business planning and related assistance and services. As compensation, Market Central will receive a 10 percent ownership in Ariel Way.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

    N/A

(b) Pro Forma Financial Information

    N/A

(c) Exhibits

    99.1     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                Market Central, Inc.
                                (Registrant)


Dated:  October 8, 2004         By: /s/ Clifford Clark
                                    -------------------------------------------
                                    Clifford Clark, Chief Financial Officer